ISS Recommends ARCP Stockholders Vote For Proposed Merger

NEW YORK, February 7, 2013 — American Realty Capital Properties, Inc. ("ARCP" or the “Company”) (NASDAQ: ARCP) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, recommends shareholders vote for the proposed merger between ARCP and American Realty Capital Trust III, Inc. ("ARCT III").

ISS recommends that ARCP stockholders support the proposal to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III in connection with the proposed merger, announced on December 17, 2012.

Nicholas S. Schorsch, Chairman and Chief Executive Officer of ARCP, said, “We are extremely pleased that ISS recognizes the significant value creation and strategic benefits of the transformative combination of ARCP and ARCT III. This combination creates a leader in the net lease sector and provides investors with durable income, principal protection and outsized growth potential.”

In its recommendation issued on February 7, 2013, ISS stated: *

“… the transaction will result in considerable economies of scale and estimated cost savings of up to $48.0 million as well as diversify ARCP’s real estate portfolio. These benefits should create certain competitive advantages for the combined company including a lower cost of capital, which likely will benefit shareholders going forward. In addition, the initially implied and currently implied merger consideration is within the estimated valuation ranges derived by the company's financial advisor.”

As previously announced on December 17, 2012, ARCP and ARCT III entered into a definitive merger agreement under which ARCP will acquire all of the outstanding shares of ARCT III in a transaction that would result in a combined company with $3.0 billion of enterprise value. Pursuant to the terms of the merger agreement, each outstanding share of ARCT III will be converted into a right to receive, at the election of each stockholder, either 0.95 of a share of ARCP common stock or $12.00 in cash.

A Special Meeting of ARCP Stockholders to consider and vote on a proposal to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III pursuant to the merger agreement has been scheduled for 9:00am ET on February 26, 2013, at The Core Club located at 66 East 55th Street, New York, NY 10022. Stockholders of record as of January 4, 2013, will be entitled to vote at the Special Meeting and will receive the definitive proxy materials to register their vote.

Stockholders who have any questions or need assistance voting their shares, should contact the Companies’ proxy solicitor, Innisfree M&A Incorporated toll free at (877) 800-5187.

* Permission to use quotation was neither sought nor obtained.

About American Realty Capital Properties

ARCP is a publicly traded Maryland corporation listed on The NASDAQ Stock Market that qualified as a real estate investment trust for the year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about ARCP can be found on ARCP's website at www.americanrealtycapitalproperties.com.

Additional Information and Where to Find It

In connection with the proposed merger, ARCP and ARCT III have filed a definitive proxy statement with the SEC on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of ARCP and ARCT III. These materials are not a substitute for the definitive proxy statement or the Registration Statement on Form S-4 (File No. 333- 185935) that ARCP filed with the SEC in connection with the proposed merger with ARCT III. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT ARCP, ARCT III AND THE PROPOSED MERGER.

Investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP's website at www.americanrealtycapitalproperties.com, and copies of the documents filed by ARCT III with the SEC are available on ARCT III's website at www.arct-3.com.

Participants in Solicitation

ARCP, ARCT III, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP's and ARCT III's stockholders in respect of the proposed transaction. Information regarding ARCP's directors and executive officers can be found in ARCP's definitive proxy statement filed with the SEC on May 4, 2012, as modified by ARCP's current report on Form 8-K filed with the SEC on October 17, 2012. Information regarding ARCT III's directors and executive officers can be found in ARCT III's definitive proxy statement filed with the SEC on April 25, 2012, as modified by ARCT III's current report on Form 8-K filed with the SEC on July 13, 2012. Stockholders may obtain additional information regarding the interests of such potential participants in the proposed merger, which may be different than those of ARCP’s and ARCT III’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from ARCP or ARCT III, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP's and ARCT III's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including FFO and AFFO, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCP and ARCT III to obtain the stockholder approvals required to consummate the proposed merger; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCP's and ARCT III's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Contacts

Investors:

Scott Winter / Jennifer Shotwell

Innisfree M&A Incorporated

Ph: (212) 750-5833

Brian S. Block

AR Capital, LLC

Ph: (212) 415-6500

Media:

Michael Freitag / Jonathan Keehner

Joele Frank, Wilkinson Brimmer Katcher

Ph: (212) 355-4449